EHXIBIT D (ii)

                              MANAGEMENT AGREEMENT


     AGREEMENT made as of the 1st day of August, 2006, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Company").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company has established a new series of Shares, namely, the Extended Market Index Fund (the "Fund"); and

     WHEREAS, the Company desires to retain the Manager to render certain management and investment advisory services as described hereunder and the Manager is willing to perform such services; and

     WHEREAS, the Company initially desires to invest all of its investable assets in another mutual fund with a substantially similar investment objective (the "Portfolio");

     NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

     1. APPOINTMENT OF MANAGER.

     The Company hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services to the Fund:

     (a) MONITORING. The Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of Directors. Such monitoring may include among other things, review of Portfolio reports showing tracking with the Wilshire 4500 Index, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Directors, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

     (b) INVESTMENT PROGRAM. Should the Company's Board of Directors determine it is in the best interests of the Fund's shareholders to withdraw its investment in the Portfolio, the Manager will directly manage the assets of the Fund. At such time, the Manager will (i) furnish continuously an

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

investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of the Fund. The Company's Board of Directors would then consider whether to invest in a different master portfolio or take other action, such as the selection of a different sub-adviser.


     3.  SUB-ADVISERS.

     Should the Manager provide services pursuant to subparagraph (b) of paragraph 2 above, then the Manager may employ one or more sub-advisers from time to time to perform such of the acts and services of the Manager, including the selection of brokers or dealers to execute the Fund's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Manager and such investment adviser and approved by the Company's Board of Directors.

     4.  ALLOCATION OF EXPENSES.

     Except for the services to be provided by the Manager set forth in paragraph 2 above and the services and facilities provided by the Manager set forth in an Administration Agreement between the Company and the Manager, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Fund shall include, without limitation:

          (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Fund's cash, portfolio securities and other property;

          (b) the charges and expenses of auditors;

          (c) brokerage commissions, if any, for transactions in the portfolio securities of the Fund;

          (d) all taxes, including issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

          (e) the cost of share certificates representing Shares of the Fund;

          (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

          (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

          (h) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

          (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

          (j) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's legal and financial structure and relations with its shareholders, issuance of Fund Shares, and registration and qualification of securities under federal, state and other laws;

          (k)  membership  or  association  dues  for  the  Investment   Company
     Institute or similar organizations;

          (l) interest payable on Fund borrowings; and

          (m)   postage.

5.  MANAGEMENT FEE.

     (a) For the services to be provided by the Manager as provided in subparagraph (a) of paragraph 2 hereof, the Fund shall pay to the Manager no fee for providing such services.

     (b) For the services and facilities that may be provided by the Manager as provided in subparagraph (b) of paragraph 2 hereof, the Fund shall pay to the Manager a monthly fee computed as a percentage of aggregate average net assets of the Fund, which on an annual basis is equal to thirty hundredths of one percent (.30%) of the Monthly Average Net Assets (defined below) of the Fund for such calendar month.

     (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund in accordance with the Master Trust Agreement of the Company, for each calendar day of such month, by (ii) the number of such days.

     (d) The  Manager  may from  time to time and for such  periods  as it deems
appropriate   voluntarily  waive  fees  or  otherwise  reduce  its  compensation hereunder.

     (e) From time to time, the Manager may voluntarily waive all or a portion of the management fee payable with respect to the Fund or pay expenses of the Fund. In addition to any amounts otherwise payable to the Manager as a management fee for current services under the Management Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Fund, provided that such additional payments are made not later than three years from the date first set forth above and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed .50% of the average net assets of the Fund.

     6.  EXPENSE LIMITATION.

     In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

     In the event this Agreement is terminated as of a date other than the last day of the fiscal year of the Company, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full fiscal year.

     7. FUND TRANSACTIONS.

     Should the Manager provide services pursuant to subparagraph (b) of paragraph 2 above, the Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

     The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund; provided, however, that such prohibition:

          (a) shall not prevent the Manager from purchasing shares of the capital stock of the Fund if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

          (b) shall not prevent the purchase of shares of capital stock of the Company by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

     8.  RELATIONS WITH COMPANY.

     Subject to and in accordance with the Master Trust Agreement and Bylaws of the Company and the Articles of Incorporation and Bylaws of the Manager, respectively, it is understood that Directors, officers, agents and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Company as Directors, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Master Trust Agreement, Articles of Incorporation, and Bylaws.

     9.  LIABILITY OF MANAGER.

     No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under

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

this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) DURATION. This Agreement shall become effective on the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years after such date and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

          (c)  AUTOMATIC   TERMINATION.   This  Agreement  shall   automatically
     terminate in the event of its assignment.

     11.       NAME OF FUND.

     It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Fund has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Fund shall forthwith cease to use the "USAA" name and logo and shall take such action as necessary to change the Fund's name.

     12.   PRIOR AGREEMENT SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

     13.   SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

USAA MUTUAL FUNDS TRUST                        USAA INVESTMENT MANAGEMENT
                                                 COMPANY



By:                                       By:
Name:  Christopher W. Claus                    Name:  Clifford A. Gladson
Title: President                               Title: Senior Vice President

ATTEST:                                        ATTEST:



By:                                       By:
Name: Mark S. Howard                           Name: Eileen M. Smiley
Title: Secretary                               Title: Assistant Secretary

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
                                 EXHIBIT D(iii)

                               ADVISORY AGREEMENT


     AGREEMENT made as of the 1st day of August, 2006, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Company").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company has established a series of Shares, namely, the Nasdaq-100 Index Fund (herein referred to as the "Fund"); and

     WHEREAS, the Company desires to retain the Manager to render certain management and investment advisory services as described hereunder and the Manager is willing to perform such services;

     NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

     1. APPOINTMENT OF MANAGER.

     The Company hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services to the Fund:

          (a) INVESTMENT PROGRAM. The Manager will directly manage the assets of the Fund. The Manager will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Company) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of the Fund.

          (b) MONITORING. Should the Company's Board of Trustees determine it is in the best interests of the Fund's shareholders to invest all of its investable assets in another mutual fund with an identical investment objective (the "Portfolio"), the Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of Trustees. Such

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

     monitoring may include among other things, review of Portfolio reports showing tracking with the Nasdaq-100 Index, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Trustees, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

     3.  SUB-ADVISERS.

     The Manager may employ one or more sub-advisers from time to time to perform such of the acts and services of the Manager, including the selection of brokers or dealers to execute the Fund's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Manager and such investment adviser and approved by the Company's Board of Trustees.

     4.  ALLOCATION OF EXPENSES.

     Except for the services to be provided by the Manager set forth in paragraph 2 above and the services and facilities provided by the Manager set forth in an Administration Agreement between the Company and the Manager, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Fund shall include, without limitation:

          (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Fund's cash, portfolio securities and other property;

          (b) the charges and expenses of auditors;

          (c) brokerage commissions, if any, for transactions in the portfolio securities of the Fund;

          (d) all taxes, including issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

          (e) the cost of share certificates representing Shares of the Fund;

          (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

          (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

          (h) compensation and travel expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act;

          (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

          (j) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's legal and financial structure and relations with its shareholders, issuance of Shares, and registration and qualification of securities under federal, state and other laws;

          (k)  membership  or  association  dues  for  the  Investment   Company
     Institute or similar organizations;

          (l) interest payable on Fund borrowings; and

          (m) postage.

     5.  ADVISORY FEE.

          (a) For the services and facilities to be provided by the Manager as provided in subparagraph (a) of paragraph 2 hereof, the Fund shall pay to the Manager a monthly fee computed as a percentage of aggregate average net assets of the Fund, which on an annual basis is equal to (i) twenty hundredths of one percent (.20%) of the Monthly Average Net Assets (defined below) of the Fund for such calendar month.

          (b) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Fund in accordance with the Master Trust Agreement of the Company, for each calendar day of such month, by (ii) the number of such days.

          (c) The Manager may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder.

          (d) For the services that may be provided by the Manager as provided in subparagraph (b) of paragraph 2 hereof, the Fund shall pay to the Manager no fee for providing such services.

     6.  EXPENSE LIMITATION.

     In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

     In the event this Agreement is terminated as of a date other than the last day of the fiscal year of the Company, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full fiscal year.

     7. FUND TRANSACTIONS.

     The Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Board of Trustees, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

     The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund; provided, however, that such prohibition:

          (a) shall not prevent the Manager from purchasing shares of the capital stock of the Fund if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

          (b) shall not prevent the purchase of shares of capital stock of the Company by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

     8.  RELATIONS WITH COMPANY.

     Subject to and in accordance with the Master Trust Agreement and Bylaws of the Company and the Articles of Incorporation and Bylaws of the Manager, respectively, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Company as Trustees, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Master Trust Agreement, Articles of Incorporation, and Bylaws.

     9.  LIABILITY OF MANAGER.

     No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) DURATION. This Agreement shall become effective on the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years after such date and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (b) in either event by the vote of a majority of the Trustees of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940

     Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

          (c)  AUTOMATIC   TERMINATION.   This  Agreement  shall   automatically
     terminate in the event of its assignment.

     11.   NAME OF FUND.

     It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Fund has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Fund shall forthwith cease to use the "USAA" name and logo and shall take such action as necessary to change the Fund's name.

     12. PRIOR AGREEMENT SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

     13. SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA MUTUAL FUNDS TRUST                        USAA INVESTMENT MANAGEMENT
                                                 COMPANY



By:                                         By:
Name: Christopher W. Claus                     Name: Clifford A. Gladson
Title: President                               Title: Senior Vice President

ATTEST:                                        ATTEST:



By:                                         By:
Name: Mark S. Howard                           Name: Eileen M. Smiley
Title: Secretary                               Title: Assistant Secretary

                                 EXHIBIT D (iv)

                              MANAGEMENT AGREEMENT


       AGREEMENT made as of the 1st day of August, 2006, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the "Company").

       WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has established a series of Shares, namely, the S&P 500 Index Fund (the "Fund"); and

       WHEREAS, the Company desires to retain the Manager to render certain management and investment advisory services as described hereunder and the Manager is willing to perform such services;

       NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

       1. APPOINTMENT OF MANAGER.

       The Company hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       2. DUTIES OF MANAGER.

       The Manager, at its own expense, shall furnish the following services to the Fund:

           (a) INVESTMENT PROGRAM. The Manager will directly manage the assets of the Fund. The Manager will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Company) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of the Fund.

           (b) MONITORING. Should the Company's Board of Trustees determine it is in the best interests of the Fund's shareholders to invest all of the Fund's investable assets in another mutual fund with an identical investment objective (a "Portfolio"), the Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of

       Trustees.  Such  monitoring  may include  among other  things,  review of
       Portfolio reports showing tracking with the Standard & Poor's 500 Composite Price Index, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Trustees, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio would be in the best interests of the Fund's shareholders.

       3. ALLOCATION OF EXPENSES.

       Except for the services to be provided by the Manager set forth in paragraph 2 above and the services and facilities provided by the Manager set forth in an Administration Agreement between the Company and the Manager, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Fund shall include, without limitation:

           (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Fund's cash, portfolio securities and other property;

           (b) the charges and expenses of auditors;

           (c) brokerage commissions, if any, for transactions in the portfolio securities of the Fund;

           (d) all taxes, including issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

           (e) the cost of share certificates representing Shares of the Fund;

           (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

           (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

           (h) compensation and travel expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act;

           (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

           (j) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's legal and financial structure and relations with its shareholders, issuance of Fund Shares, and registration and qualification of securities under federal, state and other laws;

           (k) membership or association dues for the Investment Company Institute or similar organizations;

           (l) interest payable on Fund borrowings; and

           (m) postage.

       4. MANAGEMENT FEE.

           (a) For the services and facilities to be provided by the Manager as provided in subparagraph (a) of paragraph 2 hereof, the Fund shall pay to the Manager a monthly fee computed as a percentage of aggregate average net assets of the Fund, which on an annual basis is equal to one-tenth of one percent (.10%) of the Monthly Average Net Assets (defined below) of the Fund for such calendar month.

           (b) For the services that would be provided by the Manager as provided in subparagraph (b) of paragraph 2 hereof, the Fund shall pay to the Manager no fee for providing such services.

           (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Fund in accordance with the Articles of Incorporation of the Company, as of the close of business on each day during such month that Fund was open for business, by (ii) the number of such days.

           (d) The  Manager  may from  time to time and for such  periods  as it
       deems  appropriate   voluntarily  waive  fees  or  otherwise  reduce  its
       compensation hereunder.

       5. EXPENSE LIMITATION.

       In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Company are qualified for offer and sale, the compensation due the Manager for such fiscal year with respect to the Fund shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

       In the event this Agreement is terminated as of a date other than the last day of the fiscal year of the Company, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full fiscal year.

       6. FUND TRANSACTIONS.

       Should the Manager provide services pursuant to subparagraph (a) of paragraph 2 above, the Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Board of Trustees, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

       The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund; provided, however, that such prohibition:

           (a) shall not prevent the Manager from purchasing shares of the capital stock of the Fund if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

           (b) shall not prevent the purchase of shares of capital stock of the Company by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

       7. RELATIONS WITH COMPANY.

       Subject to and in accordance with the Master Trust Agreement and Bylaws of the Company and the Articles of Incorporation and Bylaws of the Manager, respectively, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Company as Trustees, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Master Trust Agreement, Articles of Incorporation, and Bylaws.

       8. LIABILITY OF MANAGER.

       No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       9. DURATION AND TERMINATION OF THIS AGREEMENT.

           (a) Duration. This Agreement shall become effective on the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years after such date and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (b) in either event by the vote of a majority of the Trustees of the Company who are not parties to this

           Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (b) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees of the Company or by vote of a majority of the outstanding shares (as defined in the 1940
       Act), or by the Manager on sixty (60) days' written notice to the other party.

           (c)  Automatic   Termination.   This  Agreement  shall  automatically
       terminate in the event of its assignment.

           10. NAME OF FUND.

       It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Fund has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Fund shall forthwith cease to use the "USAA" name and logo and shall submit to its shareholders an amendment to its Master Trust Agreement to change the Fund's name.

       11. PRIOR AGREEMENT SUPERSEDED.

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       12. SERVICES NOT EXCLUSIVE.

       The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA MUTUAL FUNDS TRUST                     USAA INVESTMENT MANAGEMENT
                                            COMPANY



BY: ______________________________          BY: ______________________________
    Christopher W. Claus                        Clifford A. Gladson
    President                                   Senior Vice President

ATTEST: __________________________          ATTEST: __________________________
        Mark S. Howard                              Eileen M. Smiley
        Secretary                                   Assistant Secretary

                                  EXHIBIT D(v)

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas ("IMCO"), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the "Company").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, IMCO is engaged in the business of rendering investment management and advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company is authorized to issue shares of beneficial interest (the "Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company presently offers Shares in each of the series identified in Schedule A hereto (the "Existing Funds") (such series, together with all other series subsequently established by the Company with respect to which the Company desires to retain IMCO to render management and investment advisory services hereunder and with respect to which IMCO is willing so to do, being herein collectively referred to as the "Funds");

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.       APPOINTMENT OF IMCO.

     (a) EXISTING FUNDS. The Company hereby appoints IMCO to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. IMCO accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of Shares other than the Existing Funds with respect to which it desires to retain IMCO to render management and investment advisory services hereunder, it shall so notify IMCO in writing. If IMCO is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint IMCO to act as manager and investment adviser for each of such series of Shares for the period and on the terms herein set forth, IMCO shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such series of Shares shall become a Fund hereunder.

2.   DUTIES OF IMCO.

     Subject to the delegation of any such duties to one or more investment subadvisers ("Subadvisers") as provided in Paragraph 3 hereof, IMCO, at its own expense, shall furnish the following services and facilities to the Company:

     (a) INVESTMENT PROGRAM. IMCO will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Company (the "Board")) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of each Fund.

     (b) MONITORING. Should the Board determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the "Portfolio"), IMCO will monitor the services provided to the Portfolio, subject always to the control of the Board. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. IMCO will report to the Board, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

3.   SUBADVISERS.

     (a) Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, IMCO, at its own expense, may select and contract with one or more Subadvisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Company's Master Trust Agreement, By-Laws and such Fund's Prospectus and Statement of Additional Information ("SAI"), as is from time to time in effect; provided that, (i) IMCO will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a "Subadvisory Agreement") shall be in compliance with and approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission ("SEC") or its staff.

     (b) Subject to the general supervision and control of the Board, IMCO will have full discretion to (i) select new or additional Subadvisers for each Fund,
(ii) enter into and materially modify existing Subadvisory Agreements, and (iii) terminate and replace any Subadviser. In connection with IMCO's responsibilities herein, IMCO will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Subadvisers from time to time, as IMCO deems appropriate, to enable each Fund to achieve its investment goals. In addition, IMCO will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Subadviser, and review and report to the Board on the performance of each Subadviser. IMCO will furnish, or cause the appropriate Subadviser(s) to furnish, to the Company such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Company may reasonably request. On IMCO's own initiative, IMCO will apprise, or cause the appropriate Subadviser(s) to apprise, the Company of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Company, from time to time, with such information as may be appropriate for this purpose. Further, IMCO agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, IMCO agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

4.   ALLOCATION OF EXPENSES.

     Except for the services and facilities to be provided by IMCO set forth in Paragraphs 2 and 3 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse IMCO for any such expenses incurred by IMCO. The expenses to be borne by the Company shall include, without limitation:

     (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

     (b) the charges and expenses of auditors;

     (c) brokerage commissions for transactions in the portfolio securities of the Company;

     (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

     (e) the cost of share certificates representing Shares of the Company;

     (f) fees  involved in  registering  and  maintaining  registrations  of the
Company  and  of  its  Shares  with  the  SEC  and  various   states  and  other
jurisdictions;

     (g) all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including Prospectuses) to existing shareholders;

     (h) compensation and travel expenses of Board members who are not "interested persons" within the meaning of the 1940 Act;

     (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

     (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of

Company Shares, and registration and qualification of securities under federal, state and other laws;

     (k) membership or association dues for the Investment Company Institute or similar organizations;

(l) interest payable on Company borrowings; and

(m) postage.

5.   ADVISORY FEE.

     (a) For the services and facilities to be provided by IMCO as provided in Paragraphs 2(a) and 3 hereof, the Company shall pay to IMCO a monthly fee with respect to each Fund computed as set forth in Schedule B or Schedule C hereto. For the services and facilities to be provided by IMCO as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

     (b) IMCO may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder. With respect to each Fund identified in Schedule D hereto, in addition to any amounts otherwise payable to IMCO as an advisory fee for current services under this Agreement, the Company shall be obligated to pay IMCO amounts previously waived or expenses paid by IMCO with respect to such Fund, provided that such additional payments are made not later than the date identified in Schedule D hereto as the "Ending Date" and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed the percentage of the Fund's average net assets identified in Schedule D.

     (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Company shall pay IMCO a pro rata portion of the amount that the Company would have been required to pay, if any, had this Agreement remained in effect for the full month, subject to such other adjustments as may be provided in Schedule B hereto.

6.   COMPANY TRANSACTIONS.

     In connection with the management of the investment and reinvestment of the assets of the Company, IMCO, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, IMCO shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

     IMCO may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), cause a Fund to pay a broker or dealer that provides brokerage or research services to IMCO, a Subadviser, the Company or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if IMCO determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or IMCO's overall responsibilities to the Fund, the Company or its other investment advisory clients. To the extent permitted by said Section 28(e), neither IMCO nor any Subadviser shall be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking "best execution" and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., IMCO also may consider sales of shares of the Company as a factor in the selection of brokers and dealers. In this regard, the Company reserves the right to direct IMCO to cause Subadvisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment pursuant to this Agreement; or (ii) recognize broker-dealers for the sale of shares of the Company. In addition, the Company hereby agrees that any entity or person associated with IMCO or any Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

7.   RELATIONS WITH COMPANY.

     Subject to and in accordance with the Master Trust Agreement and Bylaws of the Company and the Articles of Incorporation and Bylaws of IMCO, it is understood that Board members, officers, agents and shareholders of the Company are or may be interested in IMCO (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of IMCO are or may be interested in the Company as Board members, officers, shareholders or otherwise, that IMCO (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Master Trust Agreement, Articles of Incorporation, and Bylaws.

8.       LIABILITY OF IMCO.

     Neither IMCO nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect IMCO against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Board member or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) DURATION. This Agreement shall be executed and become effective with respect to any Existing Fund on the first date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of such Existing Fund, and with respect to any additional Fund on the date set forth in the notice from IMCO in accordance with Paragraph 1(b) hereof that IMCO is willing to serve as the manager and investment adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to each Existing Fund through July 31, 2008, and, with respect to each additional Fund, through the first July 31 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually
(a) by either the Board or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

     (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of a Fund, or by IMCO on sixty days' written notice to the other party.

     (c) AUTOMATIC TERMINATION. This Agreement shall automatically terminate in the event of its assignment.

10.  NAME OF COMPANY.

     It is understood that the name "USAA," and any logo associated with that name is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and IMCO is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement, the Company shall forthwith cease to use the "USAA" name and logo and shall take appropriate action to change the Company's name.

11.  PRIOR AGREEMENT SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.  SERVICES NOT EXCLUSIVE.

     The services of IMCO to the Company hereunder are not to be deemed exclusive, and IMCO shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

13.  MISCELLANEOUS.

     (a) AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

     (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

USAA MUTUAL FUNDS TRUST                  USAA INVESTMENT MANAGEMENT COMPANY


By: _______________________________      By: _________________________________
Name:   Christopher W. Claus             Name:   Clifford A. Gladson
Title:  President                        Title:  Senior Vice President
Attest:                                  Attest:


By: _______________________________      By: _________________________________
Name:   Mark S. Howard                   Name:   Eileen M. Smiley
Title:  Secretary                        Title:  Assistant Secretary

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


NAME OF FUND

Aggressive Growth Fund
Balanced Strategy Fund
Capital Growth Fund
California Bond Fund
California Money Market Fund
Cornerstone Strategy Fund
Emerging Markets Fund
First Start Growth Fund
GNMA Trust
Growth & Income Fund
Growth and Tax Strategy Fund
Growth Fund
High-Yield Opportunities Fund
Income Stock Fund
Income Fund
Intermediate-Term Bond Fund
Intermediate-Term Fund
International Fund
Long-Term Fund
Money Market Fund
New York Bond Fund
New York Money Market Fund
Precious Metals and Minerals Fund
Science & Technology  Fund
Short-Term Bond Fund
Short-Term Fund
Small Cap Stock Fund
Tax Exempt Money Market Fund
Treasury Money Market Trust
Total Return Strategy Fund
Value Fund
Virginia Bond Fund
Virginia Money Market Fund
World Growth Fund

                     SCHEDULE B TO ADVISORY AGREEMENT - FOR
                       FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a "Fund").

     (a) GENERAL. The Company shall pay to IMCO, as compensation for IMCO's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Board to be appropriate over the same period.

     (b) INDEX, CLASS AND CHANGES THERETO. The Board has designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Board may, by a vote of the Board voting in person, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Company; and/or (ii) that a different class or classes of shares of the Company representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to IMCO, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class or classes of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

     (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by
(ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

     (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

     (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

     (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") for the Funds listed in Schedule B-1 on the effective date of this Agreement shall be measured from August 1, 2003 or, for any Fund created after August 1, 2003, the Fund's inception date (the "Commencement Date"). The Commencement Date for any Fund added to Schedule B-1 after the effective date of this Agreement shall be the effective date of the amendment adding such Fund to Schedule B-1. The Performance Period shall consist of the current month plus the preceding months through the Commencement Date until a period of 36 months is included in the Performance Period, provided, however, that no Performance Adjustment shall be made with respect to any period that is less than 12 months, and provided further, that any Performance Adjustment for a period prior to the effective date of this Agreement shall be based on the Fund's performance relative to the designated index in effect during that period under any prior agreement with respect to the Fund. In months subsequent to a 36-month Performance Period having been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

     (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

     (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board, for each calendar day of such period, by (ii) the number of such days.

     (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

              SCHEDULE B-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                           WITH PERFORMANCE ADJUSTMENT


                                                                         ANNUAL
NAME OF FUND(1)                            PERFORMANCE INDEX              BASIC
---------------                            -----------------                FEE
                                                                           RATE
                                                                           -----

Aggressive Growth Fund          Lipper Large-Cap Growth Funds Index          *

Balanced Strategy Fund          Lipper Balanced Funds Index                .75%

California Bond Fund            Lipper California Municipal Debt            **
                                Funds Index

Capital Growth Fund             Lipper Global Funds Index                  .85%

Cornerstone Strategy Fund       Lipper Global Flexible Funds Index         .75%

Emerging Markets Fund           Lipper Emerging Markets Funds Index       1.00%

First Start Growth Fund         Lipper Flexible Portfolio Funds Index      .75%

GNMA Trust                      Lipper GNMA Funds Index                   .125%

Growth & Income Fund            Lipper Multi-Cap Core Funds Index          .60%

Growth and Tax Strategy Fund    Composite Consisting of 51% of the         .50%
                                Lipper General Municipal Bond Funds
                                Index and 49% of the Lipper Large Cap
                                Core Funds Index

Growth Fund                     Lipper Large-Cap Growth Funds Index        .75%

High-Yield Opportunities Fund   Lipper High Current Yield Index            .50%

Income Stock Fund               Lipper Equity Income Funds Index           .50%

Income Fund                     Lipper Corporate Debt Funds A              .24%
                                Rated Index

Intermediate-Term Bond Fund     Lipper Intermediate Investment Grade Debt   ***
                                Funds Index

Intermediate-Term Fund          Lipper Municipal Debt Funds Index          .28%

----------------------

(1) The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund. If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.

International Fund              Lipper International Funds Index           .75%

Long-Term Fund                  Lipper General Municipal Debt              .28%
                                Funds Index

New York Bond Fund              Lipper New York Municipal Debt              **
                                Funds Index

Precious Metals and
Minerals Fund                   Lipper Gold Funds Index                    .75%

Science & Technology Fund       Lipper Science & Technology                .75%
                                Funds Index

Short-Term Bond Fund            Lipper Short Investment Grade Debt         .24%
                                Funds Index

Short-Term Fund                 Lipper Short Municipal Debt                .28%
                                Funds Index

Small Cap Stock Fund            Lipper Small-Cap Core Funds Index          .75%

Total Return Strategy Fund      Lipper Flexible Portfolio Funds Index      .65%

Value Fund                      Lipper Multi-Cap Value Funds Index         .75%

Virginia Bond Fund              Lipper Virginia Municipal Debt               **
                                Funds Index

World Growth Fund               Lipper Global Funds Index                  .75%

* The fee is computed at one-half of one percent (.50%) of the first $750 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $750 million but not over $1.5 billion, and one-third of one percent (.33%) of the portion of average net assets over $1.5 billion.

** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Bond Fund, the New York Bond Fund, and the
     Virginia Bond Fund are combined with the average net assets of the California Money Market Fund, the Ney York Money Market Fund, and the Virginia Money Market Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

*** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.

        SCHEDULE B-2 TO ADVISORY AGREEMENT - PERFORMANCE ADJUSTMENT RATE



                                  EQUITY FUNDS

       Aggressive Growth Fund                          Income Stock Fund
       Balanced Strategy Fund                          International Fund
         Capital Growth Fund                       Science & Technology Fund
      Cornerstone Strategy Fund                       Small Cap Stock Fund
        Emerging Markets Fund                      Total Return Strategy Fund
       First Start Growth Fund                             Value Fund
        Growth & Income Fund                           World Growth Fund
             Growth Fund

   Over/Under Performance Relative                Performance Adjustment Rate
     to Index (in basis points)                 (in basis points as a percentage
                                                     of average net assets)

           +/- 100 to 400                                    +/- 4
           +/- 401 to 700                                    +/- 5
         +/- 701 and greater                                 +/- 6


                               FIXED INCOME FUNDS

        California Bond Fund                        Intermediate-Term Fund
             GNMA Trust                                 Long-Term Fund
    Growth and Tax Strategy Fund                      New York Bond Fund
    High-Yield Opportunities Fund                    Short-Term Bond Fund
             Income Fund                               Short-Term Fund
     Intermediate-Term Bond Fund                      Virginia Bond Fund

   Over/Under Performance Relative                Performance Adjustment Rate
     to Index (in basis points)                 (in basis points as a percentage
                                                     of average net assets)

            +/- 20 to 50                                     +/- 4
            +/- 51 to 100                                    +/- 5
         +/- 101 and greater                                 +/- 6

                  SCHEDULE C TO ADVISORY AGREEMENT - FOR FUNDS
                         WITH NO PERFORMANCE ADJUSTMENT

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto (each, a "Fund").

     (a) The Company shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 thereto.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.

              SCHEDULE C-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                                  AND FEE RATES



NAME OF FUND                                              FEE RATE

California Money Market Fund                                 *

Money Market Fund                                           .24%

New York Money Market Fund                                   *

Tax Exempt Money Market Fund                                .28%

Treasury Money Market Trust                                .125%

Virginia Money Market Fund                                   *



* The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund are combined with the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

              SCHEDULE D TO ADVISORY AGREEMENT- FOR FUNDS WITH FEE
                 WAIVER AND EXPENSE REIMBURSEMENT RECOVERY PLANS


                                                             PERCENTAGE OF
NAME OF FUND                    ENDING DATE                AVERAGE NET ASSETS

Total Return Strategy Fund      January 7, 2008                  1.00%

                                 EXHIBIT D (vi)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC., a corporation organized under the laws of the State of Nevada and having its principal place of business in Dallas, Texas (BHMS).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain BHMS to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, BHMS is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BHMS. IMCO hereby appoints BHMS to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. BHMS will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and BHMS. BHMS accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF BHMS.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Trustees (the Board), BHMS, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. BHMS shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should BHMS anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, BHMS shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, BHMS shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent BHMS wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, BHMS must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, BHMS shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, BHMS will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. BHMS shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing BHMS with the Company's Master Trust Agreement, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide BHMS with prior written notice of any material change to the Company's Registration Statement that would affect BHMS' management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, BHMS will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, BHMS shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, BHMS, bearing in mind each

Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), BHMS shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to BHMS an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if BHMS determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or BHMS' overall responsibilities with respect to the Fund and to other clients of BHMS as to which BHMS exercises investment discretion. The Board or IMCO may direct BHMS to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when BHMS deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of BHMS, BHMS, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BHMS in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     BHMS may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, BHMS may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     BHMS will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. BHMS shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon BHMS giving proper instructions to the custodian, BHMS shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, BHMS agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. BHMS shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, BHMS agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of BHMS, except as permitted under the 1940 Act. IMCO agrees that it will provide BHMS with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or BHMS that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. BHMS, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of BHMS' duties under this Agreement. However, BHMS shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, BHMS, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. BHMS also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. BHMS, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of BHMS set forth herein. BHMS, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to BHMS' duties hereunder.

     (F) COMPLIANCE MATTERS. BHMS, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. BHMS also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. BHMS will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, BHMS agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, BHMS may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until BHMS is otherwise directed by IMCO or the Board, IMCO vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

     3. ADVISORY FEE. IMCO shall pay to BHMS as compensation for BHMS' services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If BHMS shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) BHMS. BHMS represents and warrants to IMCO that (i) the retention of BHMS by IMCO as contemplated by this Agreement is authorized by BHMS' governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which BHMS or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of BHMS and when executed and delivered by BHMS will be a legal, valid and binding obligation of BHMS, enforceable against BHMS in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) BHMS is registered as an investment adviser under the Advisers Act; (v) BHMS has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940

Act and that BHMS and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, BHMS shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) BHMS is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) BHMS will promptly notify IMCO of the occurrence of any event that would disqualify BHMS from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) BHMS has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) BHMS will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of BHMS, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of BHMS, in each case prior to or promptly after, such change; and (x) BHMS has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to BHMS that (i) the retention of BHMS by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify BHMS of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) BHMS. BHMS shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of BHMS in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to BHMS which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by BHMS Indemnities (as defined below) for use therein. BHMS shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which BHMS, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, BHMS Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless BHMS Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (A) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or BHMS (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and BHMS.

     (B) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, BHMS may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (C) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to BHMS. BHMS may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (D) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (E) Any notice of termination served on BHMS by IMCO shall be without prejudice to the obligation of BHMS to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to BHMS under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of BHMS to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and BHMS shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by BHMS to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of BHMS to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to BHMS, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. BHMS shall, upon reasonable notice, afford IMCO at all reasonable times access to BHMS' officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate BHMS to provide IMCO with access to the books and records of BHMS relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. BHMS, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where BHMS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. BHMS acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. BHMS agrees that it will promptly notify IMCO in the event that BHMS or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. BHMS agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of BHMS' business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving BHMS, including, without limitation, a change of control of BHMS or a portfolio manager change, BHMS shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO: USAA Investment Management Company 9800 Fredericksburg Road, A-O3-W San Antonio, Texas 78288
                           Facsimile No.: (210)  498-4022
                           Attention: Securities Counsel

BHMS:                      Barrow, Hanley, Mewhinney & Strauss, Inc.
                           3232 McKinney Avenue, 15th Floor
                           Dallas, TX  75204
                           Facsimile No.:  (214) 665-1936
                           Attention: Clare Burch

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and BHMS have caused this Agreement to be executed as of the date first set forth above.

Attest:                                    USAA INVESTMENT MANAGEMENT COMPANY



By:                                        By:
    ---------------------------------         ---------------------------------
Name:    Mark S. Howard                    Name:   Christopher W. Claus
Title:   Secretary                         Title:  President



                                           By:  _______________________________
                                           Name:   David H. Garrison
                                           Title:  Authorized Signatory



Attest:                                    BARROW, HANLEY, MEWHINNEY & STRAUSS,
                                           INC.


By:                                        By:
   ----------------------------------          --------------------------------
Name:                                      Name:
Title:                                     Title:

                                   SCHEDULE A



                             BALANCED STRATEGY FUND

                              GROWTH & INCOME FUND

                                   VALUE FUND

                                   SCHEDULE B

                                      FEES

       FUND ACCOUNT                   RATE PER ANNUM OF THE AVERAGE  DAILY
                                      NET ASSETS OF THE FUND ACCOUNTS

Balanced Strategy Fund, Growth &
Income Fund, and Value Fund           0.75% on the first $15 million of assets

                                      0.55% on assets  over $15 million and
                                      up to $25 million

                                      0.45%  on  assets  over $25  million
                                      and up to $100 million

                                      0.35% on  assets  over $100  million
                                      and up to $200 million

                                      0.25% on assets over $200  million and
                                      up to $1 billion

                                      0.15% on assets over $1 billion

                                 EXHIBIT D(vii)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BATTERYMARCH FINANCIAL MANAGEMENT, INC., a corporation organized under the laws of the State of Maryland and having its principal place of business in Boston, MA (Batterymarch).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Batterymarch to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Batterymarch is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BATTERYMARCH. IMCO hereby appoints Batterymarch to act as subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Batterymarch will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Batterymarch. Batterymarch accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF BATTERYMARCH.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Trustees (the Board), Batterymarch, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Batterymarch shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should Batterymarch anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Batterymarch shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Batterymarch shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Batterymarch wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Batterymarch must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Batterymarch shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Batterymarch will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Batterymarch shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Batterymarch with the Company's Master Trust Agreement, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Batterymarch with prior written notice of any material change to the Company's Registration Statement that would affect Batterymarch's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Batterymarch will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Batterymarch shall use its best efforts to obtain for the

Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Batterymarch, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Batterymarch shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by Batterymarch, provided that Batterymarch is not negligent in the selection of such broker or brokers, or third parties.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Batterymarch shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Batterymarch an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Batterymarch determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Batterymarch's overall responsibilities with respect to the Fund and to other clients of Batterymarch as to which Batterymarch exercises investment discretion. The Board or IMCO may direct Batterymarch to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when Batterymarch deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Batterymarch, Batterymarch, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Batterymarch in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Batterymarch may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Batterymarch may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Batterymarch will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Batterymarch shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Batterymarch giving proper instructions to the custodian, Batterymarch shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, Batterymarch agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Batterymarch shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.

     In addition, Batterymarch agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Batterymarch, except as permitted under the 1940 Act. IMCO agrees that it will provide Batterymarch with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Batterymarch that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Batterymarch, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Batterymarch's duties under this Agreement. However, Batterymarch shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Batterymarch, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Batterymarch also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Batterymarch, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Batterymarch set forth herein. Batterymarch, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Batterymarch's duties hereunder.

     (F) COMPLIANCE MATTERS. Batterymarch, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Batterymarch also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Batterymarch will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Batterymarch agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Batterymarch may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until Batterymarch is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

     Batterymarch will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account. To the extent, however, Batterymarch receives materials requiring action relating to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account, Batterymarch shall promptly forward such materials to IMCO.

3. ADVISORY FEE. IMCO shall pay to Batterymarch as compensation for Batterymarch's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Batterymarch shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

     Batterymarch agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Batterymarch (the Substantially Similar Services) and (ii) Batterymarch charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Batterymarch shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) BATTERYMARCH. Batterymarch represents and warrants to IMCO that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by Batterymarch's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Batterymarch or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Batterymarch and when executed and delivered by Batterymarch will be a legal, valid and binding obligation of Batterymarch, enforceable against Batterymarch in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Batterymarch is registered as an investment adviser under the Advisers Act; (v) Batterymarch has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Batterymarch and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and with respect to such persons, Batterymarch shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Batterymarch is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Batterymarch will promptly notify IMCO of the occurrence of any event that would disqualify Batterymarch from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Batterymarch has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Batterymarch will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Batterymarch, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Batterymarch, in each case prior to or promptly after, such change; and (x) Batterymarch has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Batterymarch that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Batterymarch of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) BATTERYMARCH. Batterymarch shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Batterymarch in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Batterymarch which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Batterymarch Indemnities (as defined below) for use therein. Batterymarch shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Such IMCO Indemnities must obtain Batterymarch's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Batterymarch, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Batterymarch Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless
Batterymarch Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Such Batterymarch Indemnities must obtain IMCO's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Batterymarch (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Batterymarch.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Batterymarch may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Batterymarch. Batterymarch may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Batterymarch by IMCO shall be without prejudice to the obligation of Batterymarch to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Batterymarch under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Batterymarch to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Batterymarch shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Batterymarch to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Batterymarch to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Batterymarch, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Batterymarch shall, upon reasonable notice, afford IMCO at all reasonable times access to Batterymarch's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Batterymarch to provide IMCO with access to the books and records of Batterymarch relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Batterymarch, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Batterymarch may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. Batterymarch acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Batterymarch agrees that it will promptly notify IMCO in the event that Batterymarch or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction. Notwithstanding the above, Batterymarch is not obligated to notify the Company or IMCO of any routine regulatory inspection of Batterymarch except to the extent a Fund Account is involved.

     (F) INSURANCE. Batterymarch agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Batterymarch's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders or send an information supplement or prospectus supplement to shareholders solely due to actions involving Batterymarch, including, without limitation, a change of control of Batterymarch or a portfolio manager change. Batterymarch shall bear all reasonable expenses associated with such shareholder meeting information statement, or prospectus supplement.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.


Batterymarch:              Batterymarch Financial Management, Inc.
                           200 Clarendon Street, 49th Floor
                           Boston, MA  02116
                           Attn:  Chief Financial Officer

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and Batterymarch have caused this Agreement to be executed as of the date first set forth above.

Attest:                               USAA INVESTMENT MANAGEMENT COMPANY


By:                                   By:
    -------------------------------      --------------------------------------
Name:    Mark S. Howard               Name:    Christopher W. Claus
Title:   Secretary                    Title:   President



                                      By:  ____________________________________
                                      Name:    David H. Garrison
                                      Title:   Authorized Signatory



Attest:                               BATTERYMARCH FINANCIAL MANAGEMENT, INC.


By:                                   By:
   -----------------------------          -------------------------------------
Name:    Philip E. Channen            Name:    Francis X. Tracy
Title:   Assistant Secretary          Title:   President

                                   SCHEDULE A



                               CAPITAL GROWTH FUND

                            CORNERSTONE STRATEGY FUND

                              SMALL CAP STOCK FUND

                                   SCHEDULE B

                                      FEES


          FUND ACCOUNT                RATE PER ANNUM OF THE AVERAGE  DAILY NET
                                      ASSETS OF THE FUND ACCOUNTS

Capital Growth Fund and Cornerstone   0.25% on the first $250 million of assets
Strategy Fund*
                                      0.21% on assets over $250 million and up to $500 million

                                      0.17% on assets over $500 million


          FUND ACCOUNT                RATE PER ANNUM OF THE AVERAGE  DAILY NET
                                      ASSETS OF THE FUND ACCOUNT

Small Cap Stock Fund                  0.50%



------------------

* Batterymarch agrees that it will not seek to increase this fee rate during the period ending November 30, 2009 (the Lock). This Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                EXHIBIT D (viii)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and THE BOSTON COMPANY ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Boston Company).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Boston Company to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Boston Company is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BOSTON COMPANY. IMCO hereby appoints Boston Company to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Boston Company will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Boston Company. Boston Company accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF BOSTON COMPANY.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Boston Company, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Boston Company shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should Boston Company anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Boston Company shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Boston Company shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Boston Company wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Boston Company must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Boston Company shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Boston Company will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Boston Company shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Boston Company with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Boston Company with prior written notice of any change to the Trust's Registration Statement that would affect Boston Company's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Boston Company will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Boston Company shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Boston Company, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Boston Company shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Boston Company an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Boston Company determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Boston Company's overall responsibilities with respect to the Fund and to other clients of Boston Company as to which Boston Company exercises investment discretion. The Board or IMCO may direct Boston Company to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     On occasions when Boston Company deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Boston Company, Boston Company, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Boston Company in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Boston Company may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Boston Company may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Boston Company will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the

Funds' custodian may need to settle a security's purchase or sale. Boston Company shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Boston Company giving proper instructions to the custodian, Boston Company shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, Boston Company agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Boston Company shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Boston Company agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Boston Company, except as permitted under the 1940 Act. IMCO agrees that it will provide Boston Company with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Boston Company that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Boston Company, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Boston Company's duties under this Agreement. However, Boston Company shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Boston Company, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Boston Company also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Boston Company, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Boston Company set forth herein. Boston Company, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Boston Company's duties hereunder.

     (F) COMPLIANCE MATTERS. Boston Company, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Boston Company also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Boston Company will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Boston Company agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Boston Company may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Boston Company will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Boston Company's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Boston Company as compensation for Boston Company's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Boston Company shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) BOSTON COMPANY. Boston Company represents and warrants to IMCO that (i) the retention of Boston Company by IMCO as contemplated by this Agreement is authorized by Boston Company's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Boston Company or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Boston Company and when executed and delivered by Boston Company will be a legal, valid and binding obligation of Boston Company, enforceable against Boston Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Boston Company is registered as an investment adviser under the Advisers Act; (v) Boston Company has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Boston Company and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Boston Company shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Boston Company is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Boston Company will promptly notify IMCO of the occurrence of any event that would disqualify Boston Company from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Boston Company has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Boston Company will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Boston Company, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Boston Company, in each case prior to or promptly after, such change; and (x) Boston Company has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Boston Company that (i) the retention of Boston Company by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Boston Company of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) BOSTON COMPANY. Boston Company shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Boston Company in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Boston Company which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Trust by Boston Company Indemnities (as defined below) for use therein. Boston Company shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Boston Company, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Boston Company Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Trust by Boston Company. IMCO shall indemnify and hold harmless Boston Company Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Boston Company (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Boston Company.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Boston Company may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Boston Company. Boston Company may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Boston Company by IMCO shall be without prejudice to the obligation of Boston Company to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Boston Company under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), 11(c) and 11(g) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Boston Company to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Boston Company shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Boston Company to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Boston Company to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Boston Company, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Boston Company shall, upon reasonable notice, afford IMCO at all reasonable times access to Boston Company's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Boston Company to provide IMCO with access to the books and records of Boston Company relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Boston Company, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Boston Company may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. Boston Company acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Boston Company agrees that it will promptly notify IMCO in the event that Boston Company expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. Boston Company agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Boston Company's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions involving Boston Company, including, without limitation, a change of control of Boston Company, Boston Company shall bear all reasonable expenses associated with such shareholder meeting.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

Boston Company:            The Boston Company Asset Management, LLC
                           One Boston Place, 024-0133
                           Boston, MA  02108
                           Facsimile No.: (617) 722-3928
                           Attention:  Risk Management and Compliance Department

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.


     IN WITNESS WHEREOF, IMCO and Boston Company have caused this Agreement to be executed as of the date first set forth above.


Attest:                               USAA INVESTMENT MANAGEMENT COMPANY


By:                                   By:
    --------------------------------     --------------------------------------
Name:    Mark S. Howard               Name:    Christopher W. Claus
Title:   Secretary                    Title:   President



                                      By:      ________________________________
                                      Name:    David H. Garrison
                                      Title:   Authorized Signatory




Attest:                               THE BOSTON COMPANY ASSET MANAGEMENT, LLC


By:                                   By:
    --------------------------------     --------------------------------------
Name:                                 Name:    Corey A. Griffin
Title:                                Title:   Chief Executive Officer

                                   SCHEDULE A

                              EMERGING MARKETS FUND

                                   SCHEDULE B

                                      FEES

                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
            FUND ACCOUNT                 ASSETS OF THE FUND ACCOUNT

     Emerging Markets Fund               0.69%

                                 EXHIBIT D (ix)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and Grantham, Mayo, Van Otterloo & Co. LLC, a limited liability company organized under the laws of the State of Massachusetts and having its principal place of business in Boston, Massachusetts (GMO).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain GMO to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, GMO is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF GMO. IMCO hereby appoints GMO to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. GMO will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and GMO. GMO accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF GMO.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), GMO, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. GMO shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should GMO anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, GMO shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, GMO shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent GMO wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, GMO must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, GMO shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, GMO will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO. GMO shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing with respect to each Fund Account. IMCO shall be responsible for providing GMO with the Company's Master Trust Agreement, as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide GMO with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect GMO's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, GMO will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, GMO shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, GMO, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), GMO shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to GMO an amount of commission for effecting a portfolio
investment   transaction   in  excess  of  the  amount  of
commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if GMO determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or GMO's overall responsibilities with respect to the Fund and to other clients of GMO as to which GMO exercises investment discretion.

     On occasions when GMO deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of GMO, GMO, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GMO in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     GMO may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, GMO may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     GMO will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. GMO shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon GMO giving proper instructions to the custodian, GMO shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, GMO agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. GMO shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, GMO agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of GMO, except as permitted under the 1940 Act. IMCO agrees that it will provide GMO with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or GMO that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. GMO, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of GMO's duties under this Agreement. However, GMO shall not be obligated to pay any expenses of IMCO, the Company or
the  Funds,   including  without  limitation,   interest
and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by GMO for which market quotes are not readily available, GMO, at its expense, will provide such assistance to IMCO in determining the fair value of such securities as IMCO may reasonably request, including providing market price information relating to these assets of the Fund. GMO also shall provide reasonable assistance to IMCO in monitoring for "significant events" that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO promptly in the event GMO determines that a significant event has occurred.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. GMO, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of GMO set forth herein. GMO, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to GMO's duties hereunder.

     (F) COMPLIANCE MATTERS. GMO, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. GMO also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO (including promptly informing such persons as reasonably deemed necessary about compliance, trading, and pricing issues that may arise from time to time), provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. GMO will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, GMO agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, GMO may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. GMO will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with GMO's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to GMO as compensation for GMO's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If GMO shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

     (A) GMO. GMO represents and warrants to IMCO that (i) the retention of GMO by IMCO as contemplated by this Agreement is authorized by GMO's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which GMO or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of GMO and when executed and delivered by GMO will be a legal, valid and binding obligation of GMO, enforceable against GMO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) GMO is registered as an investment adviser under the Advisers Act; (v) GMO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that GMO and certain of its employees, officers, partners, and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners, and directors to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to such persons; (vi) GMO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) GMO will promptly notify IMCO of the occurrence of any event that would disqualify GMO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) GMO has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) GMO will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of GMO, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of GMO, in each case prior to or promptly after, such change; and (x) GMO has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to GMO that (i) the retention of GMO by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify GMO of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) GMO. GMO shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise caused by (i) any negligence, willful misconduct, bad faith or reckless disregard of any GMO Indemnities (defined below in section 5(b)) in the performance of their duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to GMO which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by GMO Indemnities (as defined below) for use therein.

     (B) IMCO. IMCO shall indemnify and hold harmless GMO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act)(collectively, GMO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the GMO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise caused by (i) any negligence, willful misconduct, bad faith or reckless disregard by any IMCO Indemnities in the performance  of  their  duties  or  obligations  hereunder  or (ii)  any  untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by GMO Indemnities to IMCO or the Company.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or GMO (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and GMO.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, GMO may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to GMO. GMO may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on GMO by IMCO shall be without prejudice to the obligation of GMO to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to GMO under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination, but only to the extent that they relate to actions of IMCO or GMO prior to such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of GMO to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and GMO shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by GMO to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of GMO to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to GMO, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. GMO shall, upon reasonable notice, afford IMCO at all reasonable times access to GMO's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate GMO to provide IMCO with access to the books and records of GMO relating to any other accounts other than the Funds or where such access is prohibited by law.

     (B) CONFIDENTIALITY. GMO, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where GMO may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     IMCO, the Company, and each of their directors, officers, employees and authorized representatives, shall treat confidentially and as proprietary information of GMO all records and information relating to GMO that GMO may furnish to IMCO and/or the Company, and will not use such records and information for any purpose other than performance of their responsibilities and duties in connection with this Agreement, except after prior notification to and approval in writing by GMO, which approval shall not be unreasonably withheld and may not be withheld where IMCO and/or the Company may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by GMO.

     (C) PRIVACY POLICY. GMO acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to GMO at its principal office all Prospectuses, Statements of

Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to GMO or its clients in any way, prior to use thereof and not to use such material if GMO reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from GMO with respect to 1) sales literature in which GMO is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and GMO. Sales literature may be furnished to GMO hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     (E) NOTIFICATIONS. GMO agrees that it will promptly notify IMCO in the event that GMO or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. GMO agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of GMO's business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders, send an information statement to shareholders, or send a prospectus supplement to shareholders solely due to actions involving GMO, including, without limitation, a change of control of GMO, GMO shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO: USAA Investment Management Company 9800 Fredericksburg Road, A-O3-W San Antonio, Texas 78288
                           Facsimile No.: (210) 498-6561
                           Attention: Securities Counsel

GMO:                       Grantham, Mayo, Van Otterloo & Co. LLC
                           40 Rowes Wharf
                           Boston, MA 02110
                           Facsimile No.: (617) 310-4570
                           Attention: William R. Royer


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and GMO have caused this Agreement to be executed as of the date first set forth above.


Attest:                                   USAA INVESTMENT MANAGEMENT COMPANY


By: _______________________________       By:  _______________________________
Name:    Mark S. Howard                   Name:    Christopher W. Claus
Title:   Secretary                        Title:   President

                                          By:  ________________________________
                                          Name:    David H. Garrison
                                          Title:   Authorized Signatory



Attest:                                   GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


By: ________________________________      By: __________________________________
Name:                                     Name:    William R. Royer
Title:                                    Title:   Partner, General Counsel

                                   SCHEDULE A

Income Stock Fund

                                   SCHEDULE B



                                      FEES


                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
     FUND ACCOUNT                        ASSETS OF THE FUND ACCOUNT

     Income Stock Fund                   0.18%*



---------------------

* GMO agrees that it will not seek to increase this fee rate during the period ending July 31, 2008 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                  EXHIBIT D (x)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and LOOMIS SAYLES AND COMPANY, L.P., a Delaware Limited Partnership having its principal place of business in Boston, Massachusetts (Loomis).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Loomis to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Loomis is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF LOOMIS. IMCO hereby appoints Loomis to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Loomis will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Loomis. Loomis accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF LOOMIS.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Directors (the Board), Loomis, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Loomis shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should

Loomis anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Loomis shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Loomis shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Loomis wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Loomis must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Loomis shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Loomis will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Loomis shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Loomis with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Loomis with prior written notice of any material change to the Trust's Registration Statement that would affect Loomis' management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Loomis will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Loomis shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Loomis, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Loomis shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Loomis an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Loomis determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Loomis' overall responsibilities with respect to the Fund and to other clients of Loomis as to which Loomis exercises investment discretion. The Board or IMCO may direct Loomis to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     On occasions when Loomis deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Loomis, Loomis, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Loomis in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Loomis may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Loomis may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Loomis will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Loomis shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Loomis giving proper instructions to the custodian, Loomis shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, Loomis agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Loomis shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Loomis agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Loomis, except as permitted under the 1940 Act. IMCO agrees that it will provide Loomis with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Loomis that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Loomis, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Loomis' duties under this Agreement. However, Loomis shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Loomis, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Loomis also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Loomis, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Loomis set forth herein. Loomis, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Loomis' duties hereunder.

     (F) COMPLIANCE MATTERS. Loomis, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Loomis also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Loomis will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Loomis agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Loomis may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Loomis will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Loomis' proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Loomis as compensation for Loomis' services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Loomis shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) LOOMIS. Loomis represents and warrants to IMCO that (i) the retention of Loomis by IMCO as contemplated by this Agreement is authorized by Loomis' governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Loomis or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Loomis and when executed and delivered by Loomis will be a legal, valid and binding obligation of Loomis, enforceable against Loomis in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Loomis is registered as an investment adviser under the Advisers Act; (v) Loomis has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Loomis and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Loomis shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Loomis is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Loomis will promptly notify IMCO of the occurrence of any event that would disqualify Loomis from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Loomis has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Loomis will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Loomis, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Loomis, in each case prior to or promptly after, such change; and (x) Loomis has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Loomis that (i) the retention of Loomis by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Loomis of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) LOOMIS. Loomis shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Loomis in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Loomis which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Trust by Loomis Indemnities (as defined below) for use therein. Loomis shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Loomis, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Loomis Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Trust. IMCO shall indemnify and hold harmless Loomis Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Loomis (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Loomis.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Loomis may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Loomis. Loomis may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Loomis by IMCO shall be without prejudice to the obligation of Loomis to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Loomis under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Loomis to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Loomis shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Loomis to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Loomis to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Loomis, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Loomis shall, upon reasonable notice, afford IMCO at all reasonable times access to Loomis' officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Loomis to provide IMCO with access to the books and records of Loomis relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Loomis, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Loomis may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. Loomis acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Loomis agrees that it will promptly notify IMCO in the event that Loomis or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F)  INSURANCE.   Loomis  agrees  to  maintain   errors  and  omissions  or
professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Loomis' business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Loomis, including, without limitation, a change of control of Loomis or a portfolio manager change, Loomis shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO: USAA Investment Management Company 9800 Fredericksburg Road, A-O3-W San Antonio, Texas 78288
                           Facsimile No.: (210)  498-4022
                           Attention: Securities Counsel

Loomis:                    Loomis Sayles & Company, L.P.
                           One Financial Center, 27th Floor
                           Boston, MA 02111
                           Attention: Lauren Pitalis

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and Loomis have caused this Agreement to be executed as of the date first set forth above.

Attest:                                       USAA INVESTMENT MANAGEMENT
COMPANY


By:                                           By:
    -----------------------------------          ------------------------------
Name:    Mark S. Howard                       Name:   Christopher W. Claus
Title:   Secretary                            Title:  President



                                              By: _____________________________
                                              Name:   David H. Garrison
                                              Title:  Authorized Signatory



Attest:                                       LOOMIS SAYLES AND COMPANY, L.P.



By:                                           By:
     ------------------------------              -------------------------------
Name:   Lauren B. Pitalis                     Name:    Robert Blanding
Title:  Vice President                        Title:   Chairman & CEO

                                   SCHEDULE A



                             BALANCED STRATEGY FUND

                             FIRST START GROWTH FUND

                                   GROWTH FUND

                              GROWTH & INCOME FUND

                                   SCHEDULE B

                                      FEES

                     FUND ACCOUNT           RATE PER ANNUM OF THE AVERAGE DAILY
                                            NET ASSETS OF THE FUND ACCOUNT

Balanced Strategy Fund                      0.20%*

First Start Growth Fund                     0.20%*

Growth Fund                                 0.20%*

Growth & Income Fund                        0.20%*



---------------

* Loomis agrees that it will not seek to increase this fee rate during the period ending February 28, 2011 (the Lock). This Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                 EXHIBIT D (xi)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MARSICO CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Denver, Colorado (Marsico).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a business trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Marsico to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Marsico is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MARSICO. IMCO hereby appoints Marsico to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Marsico will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Marsico. Marsico accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF MARSICO.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Marsico, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Marsico shall perform its duties described herein in a manner consistent with the investment objectives, policies, and restrictions set forth in the then-current prospectus and statement of additional information (SAI) for each Fund. Should Marsico anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Marsico shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Marsico shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Marsico wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Marsico must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Marsico shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Marsico will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h) as from time to time in effect, and (vi) the written instructions of IMCO. Marsico shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Marsico with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this
Section 2. IMCO shall provide Marsico with prior written notice of any material change to the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect Marsico's management of a Fund Account.

     No statement in this Agreement or any other document constitutes a representation by Marsico regarding the rate of growth or return of a Fund Account. Neither Marsico nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by any Fund Account, or that any Fund Account will perform comparably with any standard or index, including the performance achieved for other clients of Marsico.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Marsico will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Marsico shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best terms available, Marsico, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Marsico shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage or research services to Marsico an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Marsico determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular transaction or Marsico's overall responsibilities with respect to the Fund and to other clients of Marsico as to which Marsico exercises investment discretion. The Board or IMCO may direct Marsico to effect up to 25% of all transactions in portfolio securities for a Fund Account through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. Marsico will treat such a direction as a decision by the Board or IMCO to retain, to the extent of the direction, the discretion that Marsico otherwise would exercise to select broker-dealers and negotiate commissions for the Fund Account.

     On occasions when Marsico deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Marsico, Marsico, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Marsico in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Marsico may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Marsico may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Marsico will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Marsico shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Marsico giving proper instructions to the custodian, Marsico shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, Marsico agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Upon receipt of a list of such securities or broker-dealers, Marsico shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Marsico agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Marsico, except as permitted under the 1940 Act. IMCO agrees that it will provide Marsico with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Marsico that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     IMCO and the Trust hereby approve Marsico's placement of orders for the purchase or sale of securities for a Fund Account with Banc of America Securities LLC ("BAS") (a broker-dealer that is an affiliated person of Marsico through their common ownership by Bank of America Corporation), or any other affiliated broker-dealer, to the extent permitted by the 1940 Act and other law. BAS or another affiliated broker-dealer will not deal as principal for its own account in such transactions, but will act as agent for other persons including the Fund Account. IMCO and the Trust are aware that the affiliation between Marsico and an affiliated broker-dealer (such as BAS) could give Marsico or its parent, Bank of America Corporation, an indirect interest in brokerage commissions received by the affiliated broker-dealer, which could create a potential conflict of interest when Marsico considers whether to use an affiliated broker-dealer. Marsico generally will use an affiliated broker-dealer for a Fund Account only when it believes that this is in the Fund Account's best interests because the affiliated broker-dealer is expected to provide best execution.

     IMCO and the Trust hereby authorize Marsico and any affiliated broker-dealer (including BAS) to effect agency cross transactions, in which the affiliated broker-dealer acts as broker for parties on both sides of the transaction, for any Fund Account, to the extent permitted by the 1940 Act and other law. IMCO and the Trust acknowledge that Marsico's affiliated broker-dealer will generally receive compensation from the other party to such transactions (the amount of which may vary), and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker-dealer acts for and receives commissions from both parties, while Marsico advise the Fund Account to enter into the trade. IMCO and the Trust may at any time revoke their consent to the execution of future agency cross trades for a Fund account by giving written notice to Marsico or the affiliated broker-dealer.

     (C) EXPENSES. Marsico, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Marsico's duties under this Agreement. However, Marsico shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes will be readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Marsico, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities. Marsico also shall make reasonable efforts to monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Marsico, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Marsico set forth herein. Marsico, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Marsico's duties hereunder.

     (F) COMPLIANCE MATTERS. Marsico, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Marsico also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Marsico will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund

Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Marsico agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Marsico may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Marsico will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Marsico's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Marsico as compensation for Marsico's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Marsico shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) MARSICO. Marsico represents and warrants to IMCO that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by Marsico's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Marsico or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Marsico and when executed and delivered by Marsico will be a legal, valid and binding obligation of Marsico, enforceable against Marsico in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Marsico is registered as an investment adviser under the Advisers Act; (v) Marsico has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and Marsico and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO information that IMCO reasonably requests concerning such code of ethics; (vi) Marsico is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Marsico will promptly notify IMCO of the occurrence of any event that would disqualify Marsico from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Marsico has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Marsico will notify IMCO of any "assignment" (as defined in the

1940 Act) of this Agreement or change of control of Marsico, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Marsico, in each case prior to or promptly after, such change; and (x) Marsico has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Marsico that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Marsico of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) MARSICO. Marsico shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Marsico in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Marsico which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust by Marsico Indemnitees (as defined below) for use therein. Marsico shall indemnify and hold harmless the IMCO Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Marsico, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as
described in Section 15 of the 1933 Act) (collectively, Marsico Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust. IMCO shall indemnify and hold harmless Marsico Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Marsico (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Marsico.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and
(ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Marsico may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Marsico. Marsico may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Marsico by IMCO shall be without prejudice to the obligation of Marsico to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Marsico under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Marsico to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Marsico shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Marsico to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Marsico to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Marsico, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Marsico shall, upon reasonable notice, afford IMCO at all reasonable times access to Marsico's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Marsico to provide IMCO with access to the books and records of Marsico relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Marsico, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Marsico may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. Marsico acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Marsico may disclose nonpublic customer information to broker-dealers, custodians, and other third parties to the extent necessary or appropriate to perform its duties under this Agreement.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law (as in the case of registration statements and other documents that are required to be publicly filed); provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. Marsico also may disclose non-confidential information about its service as sub-adviser to the Trust to other clients or potential clients after the information has been disclosed in publicly filed documents.

     (E) NOTIFICATIONS. Marsico agrees that it will promptly notify IMCO in the event that Marsico or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F)  INSURANCE.   Marsico  agrees  to  maintain  errors  and  omissions  or
professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Marsico's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions initiated solely by Marsico, including, without limitation, a change of control of Marsico, Marsico shall bear all reasonable expenses associated with such shareholder meeting.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Marsico:          1200 Seventeenth Street
                  Suite 1300
                  Denver, Colorado 80202
                  Fax: (303) 454-5678
                  Attention:  Legal/Compliance Dept. and Client Services Dept.


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and Marsico have caused this Agreement to be executed as of the date first set forth above.

Attest:                                   USAA INVESTMENT MANAGEMENT
COMPANY


By:                                       By:
     -----------------------------------       -------------------------------
Name:    Mark S. Howard                   Name:    Christopher W. Claus
Title:   Secretary                        Title:   President



                                          By:      ____________________________
                                          Name:    David H. Garrison
                                          Title:   Authorized Signatory


Attest:                                   MARSICO CAPITAL MANAGEMENT, LLC


By:                                       By:
     -----------------------------------       --------------------------------
Name:    Thomas J. Kerwin                 Name:    Christopher J. Marsico
Title:   Vice President and               Title:   President and Chief Operating
         General Counsel                           Officer

                                   SCHEDULE A



                             AGGRESSIVE GROWTH FUND

                                   GROWTH FUND

                                   SCHEDULE B


                                      FEES

                                       RATE PER ANNUM OF THE  AVERAGE  DAILY NET
                                       ASSETS OF THE FUND ACCOUNT
            FUND ACCOUNT

Aggressive Growth Fund                    0.35%*

Growth Fund                               0.35%*



-----------------------

* Marsico agrees that it will not seek to increase this fee rate during the period ending December 31, 2009 (the Lock). This Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                EXHIBIT D (xii)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in Boston, Massachusetts (MFS).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain MFS to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, MFS is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MFS. IMCO hereby appoints MFS to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. MFS will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and MFS. MFS accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF MFS.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), MFS, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. MFS shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should MFS
anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, MFS shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, MFS shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent MFS wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, MFS must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, MFS shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, MFS will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. MFS shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing MFS with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide MFS with prior written notice of any material change to the Trust's Registration Statement that would affect MFS's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, MFS will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, MFS shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, MFS, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), MFS shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to MFS an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if MFS determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or MFS's overall responsibilities with respect to the Fund and to other clients of MFS as to which MFS exercises investment discretion. The Board or IMCO may direct MFS to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     On occasions when MFS deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of MFS, MFS, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by MFS in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     MFS may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, MFS may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     MFS will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. MFS shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon MFS giving proper instructions to the custodian or such depository or agents as may be designated by the custodian and IMCO, MFS shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, MFS agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. MFS shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, MFS agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of MFS, except as permitted under the 1940 Act. IMCO agrees that it will provide MFS with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or MFS that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. MFS, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of MFS's duties under this Agreement. However, MFS shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, MFS, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. MFS also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. MFS, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of MFS set forth herein. MFS, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to MFS's duties hereunder.

     (F) COMPLIANCE MATTERS. MFS, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. MFS also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. MFS acknowledges that certain books and records are required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder. MFS agrees to assist IMCO with such book and records requirements by providing to IMCO certain information relating to such books and records, as agreed to by IMCO and MFS, insofar as such information relates to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, MFS agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, MFS may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. MFS will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with MFS's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to MFS as compensation for MFS's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If MFS shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) MFS. MFS represents and warrants to IMCO that (i) the retention of MFS by IMCO as contemplated by this Agreement is authorized by MFS's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which MFS or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of MFS and when executed and delivered by MFS will be a legal, valid and binding obligation of MFS, enforceable against MFS in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) MFS is registered as an investment adviser under the Advisers Act; (v) MFS has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that MFS and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO and, with respect to such persons, MFS shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) MFS is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) MFS will promptly notify IMCO of the occurrence of any event that would disqualify MFS from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) MFS has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually;
(ix) MFS will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of MFS, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of MFS, in each case prior to or promptly after, such change; and (x) MFS has adequate disaster recovery and interruption prevention measures for business resumption in accordance with relevant provisions of the 1940 Act and within industry standards.

     (B) IMCO. IMCO represents and warrants to MFS that (i) the retention of MFS by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify MFS of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) MFS. MFS shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other applicable statute, at common law or otherwise directly arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of MFS in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to MFS which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to IMCO or the Trust by MFS Indemnities (as defined below) for use therein. MFS shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which MFS, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, MFS Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by MFS to IMCO or the Trust. IMCO shall indemnify and hold harmless MFS Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or MFS (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and MFS.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, MFS may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to MFS. MFS may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on MFS by IMCO shall be without prejudice to the obligation of MFS to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to MFS under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, (if previously agreed to by the parties to this Agreement), or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of MFS to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and MFS shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by MFS to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of MFS to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to MFS, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. MFS shall, upon reasonable notice, afford IMCO at all reasonable times access to MFS's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate MFS to provide IMCO with access to the books and records of MFS relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. MFS, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where MFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. MFS acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. MFS agrees that it will promptly notify IMCO in the event that MFS becomes the subject of an administrative proceeding or enforcement action, with respect to the subadvisory services it performs to the Trust pursuant to this Agreement, by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. MFS agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of MFS's business activities.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

MFS:                       Massachusetts Financial Services Company
                           500 Boylston Street
                           Boston, Massachusetts 02116
                           Facsimile No.:  (617) 954-6342
                           Attention :  Erik Lindahl


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and MFS have caused this Agreement to be executed as of the date first set forth above.


Attest:                                    USAA INVESTMENT MANAGEMENT COMPANY


By:                                        By:
      ----------------------------------       -------------------------------
Name:  Mark S. Howard                      Name:  Christopher W. Claus
Title: Secretary                           Title: President



                                           By: _____________________________
                                           Name:  David H. Garrison
                                           Title: Authorized Signatory


Attest:                                    MASSACHUSETTS FINANCIAL SERVICES
                                           COMPANY


By:                                        By:
     ----------------------------------        ----------------------------
Name:  Robert T. Burns                     Name:   John W. Ballen
Title: Assistant Secretary                 Title:  President

                                   SCHEDULE A

                CORNERSTONE STRATEGY FUND (INTERNATIONAL STOCKS)

                               INTERNATIONAL FUND

                                WORLD GROWTH FUND

                                   SCHEDULE B

                                      FEES


                                RATE PER ANNUM OF THE  AGGREGATE  AVERAGE  DAILY
     FUND ACCOUNT               NET ASSETS OF THE FUND ACCOUNTS PLUS THE AVERAGE
                                DAILY NET ASSETS MANAGED BY MFS IN THE USAA LIFE
                                WORLD GROWTH FUND
                                ------------------------------------------------

Cornerstone Strategy Fund            0.29%*
(International Stocks)

International Fund                   0.29%*

World Growth Fund                    0.29%*


----------------------------

* MFS agrees that it will not seek to increase this fee rate during the period ending December 31, 2009 (the Lock). This Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                EXHIBIT D (xiii)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and NORTHERN TRUST INVESTMENTS, N.A., a national association organized under the laws of the United States and having its principal place of business in Chicago, Illinois ("NTI").

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain NTI to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, NTI is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF NTI. IMCO hereby appoints NTI to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. NTI will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and NTI. NTI accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF NTI.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), NTI, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. NTI shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should NTI anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, NTI shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, NTI shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent NTI wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, NTI must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, NTI shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, NTI will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in
Section  851 of the Code),  including  Section  817(h),  as from time to time in effect,  and  (vi)  the  written  instructions  of  IMCO.  NTI  shall  establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing NTI with the Company's Master Trust Agreement, as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections
(a)(iii) and (iv) of this Section 2. IMCO shall provide NTI with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect NTI's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, NTI will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, NTI shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, NTI, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), NTI shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to NTI an amount of commission for effecting a portfolio
investment   transaction   in  excess  of  the  amount  of
commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if NTI determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or NTI's overall responsibilities with respect to the Fund and to other clients of NTI as to which NTI exercises investment discretion. The Board or IMCO may direct NTI to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when NTI deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of NTI, NTI, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     NTI may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, NTI may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Subject to applicable legal and regulatory requirements, including the terms of any applicable exemptive relief granted by the Securities and Exchange Commission, NTI may, unless instructed otherwise by the Board or IMCO, (i) invest cash balances in shares of money market funds advised by NTI and (ii) purchase securities issued by an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI if such securities are included in the index that a Fund's performance seeks to match.

     NTI will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. NTI shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon NTI giving proper instructions to the custodian, NTI shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, NTI agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. NTI shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, NTI agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI, except as permitted under the 1940 Act. IMCO agrees that it will provide NTI with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or NTI that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. NTI, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of NTI's duties under this Agreement. In addition, NTI shall reimburse the S&P 500 Index Fund for all license fees paid by the S&P 500 Index Fund to Standard & Poor's in amounts not exceeding the annual rate of 0.001% of the average daily net assets of such Fund. However, NTI shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by NTI for which market quotes are not readily available, NTI, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide such assistance to IMCO in determining the fair value of such securities as IMCO may reasonably request, including providing market price information relating to these assets of the Fund. NTI shall also provide reasonable assistance to IMCO in monitoring for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO promptly in the event NTI determines that a significant event has occurred.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. NTI, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of NTI set forth herein. NTI, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to NTI's duties hereunder.

     (F) COMPLIANCE MATTERS. NTI, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. NTI also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. NTI will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, NTI agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, NTI may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. NTI will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with NTI's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to NTI as compensation for NTI's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If NTI shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) NTI. NTI represents and warrants to IMCO that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by NTI's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which NTI or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of NTI and when executed and delivered by NTI will be a legal, valid and binding obligation of NTI, enforceable against NTI in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) NTI is registered as an investment adviser under the Advisers Act; (v) NTI has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that NTI and certain of its employees, officers, partners, and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners, and directors to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to persons who are "Access Persons" (as defined in Rule 17j-1(a)(1)) with respect to a Fund Account; (vi) NTI is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) NTI will promptly notify IMCO of the occurrence of any event that would disqualify NTI from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) NTI has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) NTI will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of NTI, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of NTI, in each case prior to or promptly after, such change; and (x) NTI has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to NTI that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify NTI of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) NTI. NTI shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnitees) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, Losses) to which the IMCO Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of NTI in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to NTI which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by NTI Indemnitees (as defined below) for use therein.

     (B) IMCO. IMCO shall indemnify and hold harmless NTI, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act)(collectively, NTI Indemnitees) for any and all Losses to which the NTI Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by NTI Indemnitees to IMCO or the Company.

     (C) Notwithstanding anything contained herein to the contrary, the NTI Indemnitees shall not be liable to any IMCO Indemnitees for any Losses resulting from NTI's acts or omissions as subadviser to a Fund Account except to the extent such Losses result from a breach of contract or the negligence, willful misconduct, bad faith or reckless disregard by the NTI Indemnitees.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its initial execution with respect to a Fund; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or NTI (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and NTI.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, NTI may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to NTI. NTI may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by giving not less than 60 days' written notice to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on NTI by IMCO shall be without prejudice to the obligation of NTI to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to NTI under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of NTI to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and NTI shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by NTI to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of NTI to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to NTI, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. NTI shall, upon reasonable notice, afford IMCO at all reasonable times access to NTI's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate NTI to provide IMCO with access to the books and records of NTI relating to any other accounts other than the Funds or where such access is prohibited by law.

     (B) CONFIDENTIALITY. NTI, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where NTI may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. NTI acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to NTI at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to NTI or its clients in any way, prior to use thereof and not to use such material if NTI reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from NTI with respect to 1) sales literature in which NTI is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by

IMCO and NTI. Sales literature may be furnished to NTI hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     (E) NOTIFICATIONS. NTI agrees that it will promptly notify IMCO in the event that NTI or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. NTI agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of NTI's business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders, send an information statement to shareholders, or send a prospectus supplement to shareholders solely due to actions involving NTI, including, without limitation, a change of control of NTI, NTI shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement and attributable to such change in control.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, AO3W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-6561
                           Attention: Securities Counsel

NTI:                       Northern Trust Investments, N.A.
                           50 South LaSalle Street
                           Chicago, Illinois 60675
                           Facsimile No.: (312) 557-1478
                           Attention: James A. Aitcheson, Vice President


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and NTI have caused this Agreement to be executed as of the date first set forth above.


Attest:                                    USAA INVESTMENT MANAGEMENT COMPANY


By: _______________________________        By: ________________________________
Name:    Mark S. Howard                    Name:   Christopher W. Claus
Title:   Secretary                         Title:  President



                                           By:  _______________________________
                                           Name:   David H. Garrison
                                           Title:  Authorized Signatory



Attest:                                    NORTHERN TRUST INVESTMENTS, N.A.


By: ________________________________       By: ________________________________
Name:                                      Name:
Title:                                     Title:

                                   SCHEDULE A

S&P 500 Index Fund

Nasdaq-100 Index Fund

                                   SCHEDULE B



                                      FEES


                                    Rate per annum of the average daily net
Fund Account                            assets of the Fund Account

S&P 500 Index Fund                  0.02% on the first $1.5 billion of assets
                                    0.01% on assets over $1.5 billion and up to $3 billion
                                    0.005% on assets over $3 billion

Nasdaq-100 Index Fund*              0.06% on the first $100 million of assets
                                    0.04% on assets over $100 million and up to $250 million
                                    0.03% on assets over $250 million


* The annual fee paid to NTI for managing the Nasdaq-100 Index Fund shall be the greater of $50,000 (the Minimum Annual Fee) or the fee computed at the rates listed above (the Asset-Based Fee). If on the last day of an annual period (August 1 to July 31 of each year), the Asset-Based Fee is less than the Minimum Annual Fee, IMCO shall pay, within 15 days after the end of such annual period, NTI the difference between the Minimum Annual Fee and the Asset-Based Fee.

                                EXHIBIT D (xiv)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and OFI INSTITUTIONAL ASSET MANAGEMENT, a corporation organized under the laws of the State of New York and having its principal place of business in New York (OFI).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain OFI to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, OFI is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF OFI. IMCO hereby appoints OFI to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. OFI will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and OFI. OFI accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF OFI.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), OFI, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. OFI shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should OFI anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, OFI shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, OFI shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent OFI wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, OFI must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, OFI shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, OFI will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. OFI shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing OFI with the Company's Master Trust Agreement, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide OFI with prior written notice of any material change to the Company's Registration Statement that would affect OFI's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, OFI will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, OFI shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, OFI, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), OFI shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to OFI an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if OFI determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or OFI's overall responsibilities with respect to the Fund and to other clients of OFI as to which OFI exercises investment discretion. The Board or IMCO may direct OFI to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when OFI deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of OFI, OFI, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by OFI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     OFI may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, OFI may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     OFI will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. OFI shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon OFI giving proper instructions to the custodian, OFI shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, OFI agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. OFI shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, OFI agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of OFI, except as permitted under the 1940 Act. IMCO agrees that it will provide OFI with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or OFI that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. OFI, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of OFI's duties under this Agreement. However, OFI shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, OFI, at its expense, will provide assistance to IMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that IMCO is responsible for final pricing determinations and calculations, and that OFI will take such steps as necessary to assist IMCO in reaching such pricing determinations for Fund Account securities. OFI also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. OFI, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of OFI set forth herein. OFI, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to OFI's duties hereunder.

     (F) COMPLIANCE MATTERS. OFI, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. OFI also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. OFI will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, OFI agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, OFI may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until OFI is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

3. ADVISORY FEE. IMCO shall pay to OFI as compensation for OFI's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If OFI shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

     OFI agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by OFI (the Substantially Similar Services) and (ii) OFI charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then OFI shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) OFI. OFI represents and warrants to IMCO that (i) the retention of OFI by IMCO as contemplated by this Agreement is authorized by OFI's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which OFI or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of OFI and when executed and delivered by OFI will be a legal, valid and binding obligation of OFI, enforceable against OFI in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) OFI is registered as an investment adviser under the Advisers Act; (v) OFI has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that OFI and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, OFI shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) OFI is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) OFI will promptly notify IMCO of the occurrence of any event that would disqualify OFI from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) OFI has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) OFI will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of OFI, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of OFI, in each case prior to or promptly after, such change; and (x) OFI has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. OFI makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

     (B) IMCO. IMCO represents and warrants to OFI that (i) the retention of OFI by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) IMCO will promptly notify OFI of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) IMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.   LIABILITY AND INDEMNIFICATION.

     (A) OFI. OFI shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of OFI in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to OFI which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by OFI Indemnities (as defined below) for use therein. OFI shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses);
PROVIDED, HOWEVER, that in no case is OFI's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Company.

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which OFI, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, OFI Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company. IMCO shall indemnify and hold harmless OFI Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); PROVIDED, HOWEVER, that in no case shall IMCO's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or OFI (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and OFI.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, OFI may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to OFI. OFI may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on OFI by IMCO shall be without prejudice to the obligation of OFI to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to OFI under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of OFI to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and OFI shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by OFI to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of OFI to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to OFI, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. OFI shall, upon reasonable notice, afford IMCO at all reasonable times access to OFI's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate OFI to provide IMCO with access to the books and records of OFI relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party.

     (C) PRIVACY POLICY. OFI acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. OFI agrees that it will promptly notify IMCO in the event that: (i) OFI becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of OFI's knowledge, any affiliate of OFI becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that could reasonably be expected to have a material adverse effect upon the ability of OFI to perform its duties under this Agreement..

     (F) INSURANCE. OFI agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of OFI's business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving OFI, including, without limitation, a change of control of OFI or a portfolio manager change, OFI shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement; provided however, OFI shall not be responsible for any expenses relating to such other matters in connection with or included in any shareholder meeting, information statement, or prospectus supplement that is not due to OFI's actions.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:               USAA Investment Management Company
                    9800 Fredericksburg Road, A-O3-W
                    San Antonio, Texas 78288
                    Facsimile No.: (210) 498-4022
                    Attention: Securities Counsel

OFI:                OppenheimerFunds, Inc.
                    Two World Financial Center
                    225 Liberty Street, 11th Floor
                    New York, New York 10281-1008
                    Facsimile No.: (212) 323-4071
                    Attention: Susan Mattisinko, Vice President & Associate
                               Counsel

                    With a copy to:

                    OFI Institutional Asset Management

                    6801 South Tucson Way
                    Centennial, CO 80112
                    Facsimile No.: (303) 799-0524
                    Attention: Amy Adamshick


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and OFI have caused this Agreement to be executed as of the date first set forth above.

Attest:                                    USAA INVESTMENT MANAGEMENT COMPANY



By:                                        By:
     -----------------------------------      ---------------------------------
Name:  Mark S. Howard                      Name:  Christopher W. Claus
Title: Secretary                           Title: President



                                           By:  _______________________________
                                           Name:  David H. Garrison
                                           Title: Authorized Signatory



Attest:                                    OFI INSTITUTIONAL ASSET MANAGEMENT



By:                                        By:
    ----------------------------------        -------------------------------
Name:                                      Name:
Title:                                     Title:

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                                   SCHEDULE A



INCOME STOCK FUND


                                       13
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                                   SCHEDULE B


                                   FEES

     FUND ACCOUNT                  RATE PER ANNUM OF THE AVERAGE  DAILY
                                   NET ASSETS OF THE FUND ACCOUNT


Income Stock Fund                  0.085% on amounts up to $500 million; and

                                   0.075% on amounts in excess of $500 million.*






-------------------------

* OFI agrees that it will not seek to increase these fee rates during the period ending July 31, 2008 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                       14
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                                 EXHIBIT D (xv)

                          INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management).

     WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Wellington Management to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Wellington Management is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WELLINGTON MANAGEMENT. IMCO hereby appoints Wellington Management to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Wellington Management will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Wellington Management. Wellington Management accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   DUTIES OF WELLINGTON MANAGEMENT.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Wellington Management, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Wellington Management shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Wellington Management anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Wellington Management shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Wellington Management shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Wellington Management wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Wellington Management must request in writing and receive advance permission from IMCO.

In accordance with Subsection (b) of this Section 2, Wellington Management shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Wellington Management will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Wellington Management shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Wellington Management with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Wellington Management with prior written notice of any material change to the Trust's Registration Statement that would affect Wellington Management's management of a Fund Account.

(B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Wellington Management will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Wellington Management shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Wellington Management, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Wellington Management shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Wellington Management an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Wellington Management's overall responsibilities with respect to the Fund and to other clients of Wellington Management as to which Wellington Management exercises investment discretion. The Board or IMCO may direct Wellington Management to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Wellington Management, Wellington Management, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Wellington Management may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Wellington Management may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Wellington Management will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Wellington Management shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Wellington Management giving proper instructions to the custodian, Wellington Management shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, Wellington Management agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Wellington Management shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Wellington Management agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Wellington Management, except as permitted under the 1940 Act. IMCO agrees that it will provide Wellington Management with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Wellington Management that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Wellington Management, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this
Agreement  and  administrative  facilities,   including  bookkeeping,   and  all
equipment and services necessary for the efficient conduct of Wellington Management's duties under this Agreement. However, Wellington Management shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by Wellington Management for which market quotes are not readily available, Wellington Management, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Wellington Management also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Wellington Management, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Wellington Management set forth herein. Wellington Management, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Wellington Management's duties hereunder.

     (F) COMPLIANCE MATTERS. Wellington Management, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Wellington Management also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Wellington Management will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Wellington Management agrees that:

     (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Wellington Management may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Wellington Management will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Wellington Management's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Wellington Management as compensation for Wellington Management's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Wellington Management shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) WELLINGTON MANAGEMENT. Wellington Management represents and warrants to IMCO that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by Wellington Management's governing documents;
(ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Wellington Management or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Wellington Management and when executed and delivered by Wellington Management will be a legal, valid and binding obligation of Wellington Management, enforceable against Wellington Management in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Wellington Management is registered as an investment adviser under the Advisers Act; (v) Wellington Management has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Wellington Management and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Wellington Management shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Wellington Management is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Wellington Management will promptly notify IMCO of the occurrence of any event that would disqualify
Wellington Management from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Wellington Management has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Wellington Management will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Wellington Management, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Wellington Management, in each case prior to or promptly after, such change; and (x) Wellington Management has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Wellington Management that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Wellington Management of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) WELLINGTON MANAGEMENT. Wellington Management shall indemnify and hold harmless the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section   15  of  the   Securities   Act  of  1933,   as   amended   (the   1933
Act))(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of Wellington Management in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Wellington Management which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by Wellington Management Indemnities (as defined below) for use therein.

     (B) IMCO. IMCO shall indemnify and hold harmless Wellington Management, any affiliated persons thereof (within the meaning of the 1940 Act) (collectively, Wellington Management Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Wellington Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by Wellington Indemnities to IMCO or the Trust.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Wellington Management (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Wellington Management.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Wellington Management may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Wellington Management. Wellington Management may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Wellington Management by IMCO shall be without prejudice to the obligation of Wellington Management to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Wellington Management under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), 11(c) and 11(g) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Wellington Management to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Wellington Management shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Wellington Management to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Wellington Management to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Wellington Management, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Wellington Management shall, upon reasonable notice, afford IMCO at all reasonable times access to Wellington Management's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Wellington Management to provide IMCO with access to the books and records of Wellington Management relating to any other accounts other than the Funds or where such access is prohibited by law.

     (B) CONFIDENTIALITY. Wellington Management, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Wellington Management may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. Wellington Management acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to Wellington Management at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to Wellington Management or its clients in any way, prior to use thereof and not to use such material if Wellington Management reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Wellington Management with respect to 1) sales literature in which Wellington Management is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and Wellington Management. Sales literature may be furnished to Wellington Management hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     (E) NOTIFICATIONS. Wellington Management agrees that it will promptly notify IMCO in the event that Wellington Management or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. Wellington Management agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Wellington Management's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions involving Wellington Management, including, without limitation, a change of control of Wellington Management, Wellington Management shall bear all reasonable expenses associated with such shareholder meeting.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                          USAA Investment Management Company
                               9800 Fredericksburg Road, A-O3-W
                               San Antonio, Texas 78288
                               Facsimile No.: (210) 498-4022
                               Attention: Securities Counsel & Compliance Dept.

Wellington Management:        Wellington Management Company, LLP
                              75 State Street
                              Boston, Massachusetts 02109
                              Facsimile No.: (617) 790-7760
                              Attention: Legal Department


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Agreement to be executed as of the date first set forth above.

Attest:                                       USAA INVESTMENT MANAGEMENT COMPANY

By:                                        By:
   -------------------------------            ----------------------------------
   Name: Mark S. Howard                       Name: Christopher W. Claus
   Title: Secretary                           Title: President



                                           By: _______________________________
                                              Name: David H. Garrison
                                              Title: Authorized Signatory


Attest:                                       WELLINGTON MANAGEMENT COMPANY, LLP



By:                                        By:
   --------------------------------           ---------------------------------
   Name: John E. Bruno                        Name: John H. Gooch
   Title: Vice President and Counsel          Title: Senior Vice President

                                   SCHEDULE A
                             BALANCED STRATEGY FUNd

                    CORNERSTONE STRATEGY FUND (U. S. STOCKS)

                              GROWTH & INCOME FUNd

                            SCIENCE & TECHNOLOGY FUNd

                              SMALL CAP STOCK FUNd

                                   SCHEDULE B

                                      FEES



                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
     FUND ACCOUNT                        ASSETS OF THE FUND ACCOUNT

 Balanced Strategy Fund                     0.20%

 Cornerstone Strategy Fund (U.S. Stocks)    0.20%

 Growth & Income Fund                       0.20%

 Science & Technology Fund                  0.45% -- First $100 million
                                            0.35% -- Amounts above $100 million

 Small Cap Stock Fund                       0.70%